                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            SUMMIT BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           SUMMIT BANCSHARES, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            SUMMIT BANCSHARES, INC.

                              1300 SUMMIT AVENUE
                            FORT WORTH, TEXAS 76102

________________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 17, 2001

________________________________________________________________________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Summit Bancshares, Inc. (the "Corporation") will be held at Fort Worth Botanic Garden at 3220 Botanic Garden Boulevard, Fort Worth, Texas on April 17, 2001 at 3:30 p.m., for the following purposes:

     1.   To elect a Board of Directors of the Corporation consisting of eleven
          (11) persons.

     2. To ratify the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 2001

     3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 12, 2001, are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

                                   IMPORTANT
                                   ---------
     All shareholders are urged to sign, date and return as promptly as possible the enclosed proxy in the enclosed postage-paid envelope. It is important that as many shares as possible be represented at the Annual Meeting of Shareholders. Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date. Consequently, whether or not you expect to be present, please execute and return the enclosed proxy.

                                        By Order of the Board of Directors,

                                        /s/ Philip E. Norwood

                                        Philip E. Norwood, Chairman of the Board
March 14, 2001
Fort Worth, Texas

                            SUMMIT BANCSHARES, INC.
                              1300 SUMMIT AVENUE
                            FORT WORTH, TEXAS 76102
                           TELEPHONE (817) 336-6817

                          PROXY STATEMENT FOR ANNUAL
                            MEETING OF SHAREHOLDERS
                           To Be Held April 17, 2001

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMMIT BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders of SUMMIT BANCSHARES, INC. (the "Corporation", which term, where the context requires, includes subsidiaries of Summit Bancshares Inc.) to be held at Fort Worth Botanic Garden at 3220 Botanic Garden Boulevard, Fort Worth, Texas on April 17, 2001, at 3:30 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 14, 2001, to the shareholders of the Corporation.

The Corporation's Annual Report to Shareholders for the year ended December 31, 2000, is being furnished with this Proxy Statement to the shareholders of record on March 12, 2001. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material.

                              GENERAL INFORMATION

     The close of business on March 12, 2001, has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders to be held on April 17, 2001.

     The Annual Meeting of Shareholders has been called for the purposes of (i) electing directors of the Corporation for the coming year, (ii) ratifying the appointment by the Board of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 2001, and (iii) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Whether you can attend the meeting or not, your vote is important. Shares can be voted at the meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided.

     Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

     The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     At the close of business on March 12, 2001, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 6,379,478 shares of common stock, $1.25 par value (the "Common Stock"), issued and outstanding.

     The presence, in person or by proxy duly authorized in writing, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

     Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 12, 2001. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the eleven (11) nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation represented and voting at the annual meeting of shareholders on the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation is required to ratify that appointment.

     All shares represented at the Annual Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not be considered part of the voting power present with respect to any matter on which such shares are not voted.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The bylaws of the Corporation provide that the Board shall be comprised of not more than twenty-five (25) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

     The Board of Directors has set the number of directors at eleven (11) and has nominated the eleven (11) persons named below for election to the Board of Directors of the Corporation.

     Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Corporation and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.


       Name and Age of
        Nominee; Years                            Principal Occupation for Past
      Served as Director                         Five Years; Other Directorships
      ------------------                         -------------------------------
 Philip E. Norwood              Mr. Norwood for at least the last five years has been an
     Age 51                     officer and director of the Corporation.  His positions with
Director Since 1984             the Corporation are or have been as follows:

                                         Position                            Term
                                         --------                            ----
                                Summit Bancshares, Inc.
                                      Chairman of the Board        January 1998 to present
                                      President/CEO                January 2001 to present
                                      President/CEO              October 1993 to January 1998
                                      Director                     March 1984 to present
                                Summit Community Bank, N.A.
                                      Chairman of the Board        January 1998 to present
                                      President                      July 1994 to present
                                      Director                     January 1990 to present
                                Summit National Bank
                                      President and Director       January 2001 to present
                                      Director                   March 1983 to January 1996

  D. Jerrell Farr               Mr. Farr for at least the last five years has served as
      Age 66                    President and Chief Executive Officer of FJW Co., Inc., a
Director Since 1999             general contracting firm operating in the commercial
                                construction industry. His positions with the Corporation
                                include:

                                Summit Bancshares, Inc.
                                   Director                           April 1999 to present
                                Summit Community Bank, N.A.
                                   Director                           April 1999 to present
                                Summit National Bank
                                   Director                           March 1998 to present

 Elliott S. Garsek              Mr. Garsek for at least the last five years has served as
      Age 52                    Chairman of the Board and as a practicing attorney with the
Director Since 1987             law firm of Barlow & Garsek, a Professional Corporation.  His positions with the Corporation include:

                                Summit Bancshares, Inc.
                                   Director                           April 1987 to present
                                Summit Community Bank, N.A.
                                   Director                           June 1984 to present
                                Summit National Bank
                                   Director                           May 1999 to present

 Ronald J. Goldman              Mr. Goldman for at least the last five years has served as
      Age 58                    President of Ronnie's LLC, a corporation engaged in retail
Director Since 1984             sales of fine wines and gourmet foods or involved in personal investments. His positions with the Corporation include:

                                Summit Bancshares, Inc.
                                   Director                           April 1984 to present
                                Summit Community Bank, N.A.
                                   Director                           January 1981 to present
                                Summit National Bank
                                   Director                           January 1975 to present

    F. S. Gunn                  Mr. Gunn has been retired since his retirement from the
      Age 67                    Corporation as an employee on December 31, 1997.  He holds or
Director Since 1979             has held the following positions with the Corporation:

                                Summit Bancshares, Inc.
                                    Vice Chairman of the Board     October 1993 to January 1998
                                    President                      January 1990 to January 1993
                                    Director                         January 1979 to present
                                Summit Community Bank, N.A.
                                    Director                          April 1999 to present
                                    Director                       January 1990 to January 1996
                                Summit National Bank
                                    Chairman of the Board            January 1991 to present
                                    Director                         January 1975 to present

 Robert L. Herchert             Mr. Herchert for at least the last five years has served as
       Age 58                   President and Chief Executive Officer of Freese & Nichols,
Director Since 1998             Inc., a consulting engineering company.  His positions with the Corporation include:

                                Summit Bancshares, Inc.
                                    Director                          April 1998 to present
                                Summit Community Bank, N.A.
                                    Director                          April 1996 to present
                                Summit National Bank
                                    Director                          May 1999 to present

  Jay J. Lesok                  Mr. Lesok for at least the last five years has served as
     Age 54                     President of Cashmire Financial Services, a mortgage company
Director Nominee                servicing real estate mortgages in Fort Worth, Texas. His
                                position with the Corporation is:

                                Summit Community Bank, N.A.
                                    Director                          July 1995 to present

William W. Meadows              Mr. Meadows for at least the last five years has served as
      Age 48                    Executive Vice President of Wm. Rigg Insurance Co., an
Director Since 1991             insurance agency.  His positions with the Corporation include:

                                Summit Bancshares, Inc.
                                   Director                           April 1991 to present
                                Summit Community Bank, N.A.
                                   Director                           June 1984 to present
                                Summit National Bank
                                   Director                           May 1999 to present

  James L. Murray               Mr. Murray has been retired since his retirement from the
       Age 68                   Corporation as an employee on December 31, 1997.  He holds or
Director Since 1979             has held the following positions with the Corporation:

                                Summit Bancshares, Inc.
                                   Chairman of the Board          January 1985 to January 1998
                                   Director                          January 1979 to present
                                Summit Community Bank, N.A.
                                   Chairman of the Board          January 1990 to January 1998
                                   Director                           April 1985 to present
                                Summit National Bank
                                   Director                            May 1999 to present
                                   Director                       January 1975 to January 1996

  Byron B. Searcy               Mr. Searcy for at least the last five years has served as
       Age 65                   President of Kelly, Geren, & Searcy, Inc. a corporation
Director Since 1984             engaged in the real estate brokerage business in Fort Worth,
                                Texas, or its predecessor company.  His positions with the
                                Corporation include:

                                Summit Bancshares, Inc.
                                   Director                           April 1984 to present
                                Summit Community Bank, N.A.
                                   Director                           April 1981 to present
                                Summit National Bank
                                   Director                          January 1975 to present

Roderick D. Stepp               Mr. Stepp for at least the last five years has served as
    Age 63                      President of M & M Manufacturing. L.P., a local  company
Director Nominee                manufacturing metal products in Fort Worth, Texas.  His
                                position with the Corporation is:

                                Summit National Bank
                                  Director                      February 1998 to present

     No family relationships exist among the named Executive Officers and directors of the Corporation. No director of the Corporation is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE ELEVEN (11) PERSONS NAMED ABOVE.

                              BOARD OF DIRECTORS

     Directors are elected annually by the shareholders of the Corporation for one year and hold office until their successors are elected and have qualified. Various meetings of the Board are held each year, including an annual meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, an Audit Committee, a Compensation and Benefits Committee (the "Compensation Committee"), an Asset/Liability Management Committee (the "ALCO Committee"), a Nominating Committee and a Special Committee.

Executive Committee

     Members: Elliott S. Garsek (Chairman), Ronald J. Goldman, F. S. Gunn, Jeffrey M. Harp, William W. Meadows, James L. Murray, Philip E. Norwood and Byron B. Searcy.

     The Executive Committee, during intervals between meetings of the Board, has the authority to exercise all the powers of the full Board other than matters coming specifically within the purview of other committees of the Board and certain extraordinary corporate matters.

Audit Committee

     Members: Robert L. Herchert (Chairman), D. Jerrell Farr  and Byron B.
Searcy.

     The primary functions of the Audit Committee are to (i) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) review internal audit controls and procedures of the Corporation and its subsidiaries, Summit National Bank and Summit Community Bank, N.A. (collectively referred to as the "Subsidiary Banks"), and Summit Bancservices, Inc., and (iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.


Compensation and Benefits Committee

     Members: William W. Meadows (Chairman), Ronald J. Goldman, F. S. Gunn, Robert L. Herchert and James L. Murray.

     The function of the Compensation Committee is to make recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks. The Compensation Committee is also responsible for the administration of the Incentive Stock Option Plans, the 401(k) Plan, the Management Security Plan, the Severance Agreements and the Performance Compensation Plans of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

Asset/Liability Management Committee

     Members: Philip E. Norwood (Chairman), D. Jerrell Farr, Ronald J. Goldman, F.S. Gunn, Jeffrey M. Harp and James L. Murray.

     The functions of the Asset/Liability Management Committee are to review the implementation of the Corporation's asset and liability management functions and assure that those functions are carried out in a workable and productive fashion. The Committee is also responsible for monitoring asset and liability management objectives while working within the range of operating guidelines set forth in the Asset/Liability Management Policy.

Nominating Committee

     Members: Byron B. Searcy (Chairman), Ronald J. Goldman, Jeffrey M. Harp, William W. Meadows and Philip E. Norwood.

     The function of the Nominating Committee is to make recommendations to the Board with regard to prospective new members of the Board of Directors.

Special Committee

     Members: Elliott S. Garsek (Chairman), Ronald J. Goldman, James L. Murray and Byron B. Searcy.

     In June 2000 the Board of Directors appointed a Special Committee to explore, examine and analyze the possible sale of the Corporation as an alternative for increasing shareholder value. The Committee was authorized to engage all appropriate consultants and counsels required for its assignment. The assignment of this Committee was completed in January 2001 with the recommendation to the Board that the Corporation not be sold and that remaining independent will provide the best opportunity for delivering long-term shareholder value.

     Mr. Harp served on the Executive, Asset/Liability Management and Nominating Committees until he exited the Company in January 2001.

Directors' Compensation

     During 2000 the Corporation paid each of its directors $100 for attendance at each meeting of the Board and $200 per committee meeting attended. In addition, each director was paid a quarterly retainer of $500. The Corporation paid a total of $30,000 in directors' fees and $21,300 in committee fees during 2000.

     During 2000 Summit National Bank paid each of its directors $300 for attendance at a meeting of the Board of Directors and $200 per committee meeting attended. Summit National Bank paid a total of $35,400 in directors' fees and $20,400 in committee fees during 2000.

     During 2000 Summit Community Bank, N.A. paid each of its directors $300 for attendance at a meeting of the Board of Directors and $200 per committee meeting attended. Summit Community Bank, N.A. paid a total of $77,700 in directors' fees and $74,300 in committee fees during 2000.

Attendance at Board and Committee Meetings

     During 2000 there were eleven (11) meetings (including regularly scheduled and special meetings) of the Board, five (5) meetings of the Executive Committee, two (2) meetings of the Audit Committee, four (4) meetings of the ALCO Committee, no (0) meetings of the Nominating Committee, two (2) meetings of the Compensation Committee and fourteen (14) meetings of the Special Committee. Each director attended at least seventy-five percent (75%) of the total number of meetings of the Board and Committees of the Board of which he was a member during 2000.

                         Board Audit Committee Report

       The Audit Committee is made up of Robert H. Herchert, Chairman, and D. Jerrell Farr and Byron B. Searcy. All members are independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

       The Company's Board of Directors has adopted an audit charter, "Statement of Audit Policy." A copy of the full text of that charter is attached as Exhibit A.

       The Audit Committee has:

          (1) Reviewed and discussed the audited financial statements with management;

          (2) Discussed with its independent auditors the matters required to be discussed by SAS 61.

          (3) Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for its year ended December 31, 2000.

March 13, 2001                                    THE AUDIT COMMITTEE OF THE
                                                  BOARD OF DIRECTORS

                                                  Robert L. Herchert, Chairman
                                                  D. Jerrell Farr
                                                  Byron B. Searcy

                                PROPOSAL NO. 2:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval by the shareholders, the Board has selected the firm of Stovall, Grandey & Whatley, Certified Public Accountants, as independent auditors of the Corporation for its fiscal year ending December 31, 2001. Stovall, Grandey & Whatley has acted in such capacity for the Corporation since 1979 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Corporation, other than as independent auditors.

     Representatives of Stovall, Grandey & Whatley will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF STOVALL, GRANDEY & WHATLEY AS INDEPENDENT AUDITORS OF THE CORPORATION.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

By Management

     The following table shows beneficial ownership of shares of Common Stock of the Corporation by each current director and Named Executive Officers, individually, and, together with all current executive officers of the Corporation, as a group, at March 12, 2001.

                                             Amount and
          Name of Beneficial                 Nature of               Percent
            Owner or Number                  Beneficial                 of
          of Persons in Group              Ownership/(1)/            Class(2)
          -------------------              --------------            --------

          Philip E. Norwood              153,730  shares/(3)/          2.4%

          D. Jerrell Farr                 11,000  shares                *

          Elliott S. Garsek               43,700  shares/(4)/           *

          Ronald J. Goldman              266,820  shares               4.2%

          F. S. Gunn                     274,128  shares/(5)/          4.3%

          Robert L. Herchert               3,070  shares                *

          Jay J. Lesok                     9,700  shares                *

          William W. Meadows              17,474  shares/(6)/           *

          James L. Murray                150,126  shares               2.3%

          Bob G. Scott                    41,400  shares/(7)/           *

          Byron B. Searcy                 41,540  shares/(8)/           *

          Rod D. Stepp                     4,000  shares                *

          All directors and            1,016,688  shares/(9)/         15.9%
          executive officers as
          a group (12 persons)


* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 6,414,478 shares of Common Stock issued and outstanding as of March 12, 2001, as adjusted for options exercisable within sixty (60) days of March 12, 2001 which are deemed outstanding for those shareholders who hold such options, pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 149,954 shares of Common Stock owned of record and 3,776 shares of Common Stock owned by Mr. Norwood's children.

(4) Includes 41,700 shares of Common Stock owned of record and 2,000 shares of Common Stock owned by Mr. Garsek's children.

(5) Includes 194,000 shares of Common Stock owned of record and 80,128 shares of Common Stock held by a trust for which Mr. Gunn serves as a co-trustee.

(6) Includes 16,948 shares of Common Stock owned of record and 526 shares of Common Stock held in trust for the benefit of Mr. Meadows' children.

(7) Includes 6,400 shares of Common Stock owned of record and 35,000 shares of Common Stock which Mr. Scott has the right to acquire within sixty (60) days of March 12, 2001 pursuant to options granted to him under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(8) Includes 40,300 shares of Common Stock owned of record and 1,240 shares of Common Stock owned by Mr. Searcy's wife.

(9) Includes 35,000 shares of Common Stock with respect to which certain named Executive Officers of the Corporation have the right to acquire beneficial ownership within sixty (60) days of March 12, 2001 pursuant to options granted to them under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

By Others

     As of March 12, 2001 there were no known beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

     Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, to the best knowledge of management of the Corporation, during 2000 no directors, officers, or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The Board of Directors of Summit Bancshares, Inc. on January 15, 2001 approved consolidation of its two banking subsidiaries, Summit National Bank and Summit Community Bank, N.A., to a unified structure to be named Summit Bank, N.A.

     As part of the internal reorganization, Jeffery M. Harp has exited, effective January 15, 2001, his positions with the organization in accordance with a pre-existing and approved severance agreement.

     As part of the transition to a one bank charter, Philip E. Norwood, who already serves as chairman of the board of the Corporation and chairman of the board and president of Summit Community Bank, N.A., will also serve as president of Summit National Bank until the consolidation is complete. Mr. Norwood will become president of the merged bank. He has also assumed the title of president of the Corporation.

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its subsidiaries, to or on behalf of the three most highly compensated executive officers of the Corporation, who were the only executive officers of the Corporation, (determined as of the end of the last fiscal year) (referred to in this Proxy Statement as the "Named Executive Officers") for the fiscal years ended December 31, 1998, 1999 and 2000:

                                SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------
               Name and
              Principal                                            Annual Compensation                 All Other
               Position                                       Salary                 Bonus            Compensation
       as of December 31, 2000              Year              ($)/(1)/               ($)/(2)/             ($)/(3)/
-------------------------------------------------------------------------------------------------------------------
Philip E. Norwood                           2000              $227,812             $ 39,461(4)          $3,464/(7)/
Chairman of the Board                       1999              $226,200             $ 34,198(4)          $3,482/(8)/
of the Corporation                          1998              $207,792             $ 43,282(4)          $3,114/(9)/

Jeffrey M. Harp                             2000              $227,012             $ 48,082(5)          $  414
President of the Corporation                1999              $224,550             $ 46,404(5)          $  504
                                            1998              $199,550             $ 52,155(5)          $  864

Bob G. Scott                                2000              $130,000             $ 24,723(6)          $1,188
Executive Vice President and Chief          1999              $125,000             $ 17,831(6)          $  504
Operating Officer of the Corporation        1998              $116,480             $ 22,442(6)          $2,106

(1)  Includes salary and directors' fees, if applicable.

(2) The bonus amounts were paid pursuant to the Corporation's Performance Compensation Plans. (See detailed discussion beginning on page 19 of this Proxy Statement under "Board

     Compensation and Benefits Committee Report on Executive Compensation"). The amounts for 2000 were in recognition of achievements performed in 1999. The amounts for 1999 were in recognition of achievements performed in 1998. The amounts for 1998 were in recognition of achievements performed in 1997.

(3) Except as otherwise noted, "All Other Compensation" consists of premium payments with respect to term life insurance for the benefit of the Named Executive Officer.

(4)  Consists of bonuses in 2000, 1999, and 1998 in the amounts of:

          Year         Amount          Payment Source
          ----         ------          --------------
          2000         $39,461         Summit Community Bank, N.A.
          1999         $34,198         Summit Community Bank, N.A.
          1998         $43,282         Summit Community Bank, N.A. ($18,885)
                                       Summit Bancshares, Inc. ($24,397)

(5)  Consists of bonuses in 2000, 1999, and 1998 in the amounts of:

          Year         Amount          Payment Source
          ----         ------          --------------
          2000         $48,082         Summit National Bank
          1999         $46,404         Summit National Bank
          1998         $52,155         Summit National Bank ($34,030)
                                       Summit Bancshares, Inc. ($18,125)

(6)  Consists of  bonuses from the Corporation.

(7) Consists of premium payments with respect to term life insurance in the amount of $414 and premium payments with respect to dependent health coverage for the benefit of the Named Executive Officer in the amount of $3,050.

(8) Consists of premium payments with respect to term life insurance in the amount of $504 and premium payments with respect to dependent health coverage for the benefit of the Named Executive Officer in the amount of $2,978.

(9) Consists of premium payments with respect to term life insurance in the amount of $522 and premium payments with respect to dependent health coverage for the benefit of the Named Executive Officer in the amount of $2,592.


Option Exercises and Holdings

     The following table provides information with respect to the Named Executive Officers concerning the exercise of stock options during the last fiscal year and unexercised stock options held as of the end of December 31, 2000:

                          AGGREGATED OPTION EXERCISES
                              IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

-------------------------------------------------------------------
                                                                                                      Value of
                                                                           Number of                 Unexercised
                                                                          Unexercised               In-the-Money
                                                                           Options at                Options at
                                                                      December 31, 2000(#)      December 31, 2000($)
                                                                  ---------------------------------------------------
                          Shares
                        Acquired on      Value Realized ($)/(1)/          Exercisable/              Exercisable/
        Name           Exercise (#)                                      Unexercisable            Unexercisable/(2)/
---------------------------------------------------------------------------------------------------------------------
Philip E. Norwood              40,000            $690,000                   -0-/-0-                    -0-/-0-

Jeffrey M. Harp                14,000            $262,500                   -0-/-0-                    -0-/-0-

Bob G. Scott                    1,000            $ 21,688               35,000/-0-/(3)/              $601,580/-0-

(1) Market value of underlying securities at exercise, minus the exercise price.

(2) Market value of underlying securities as of December 31, 2000 ($21.688), minus the exercise price. These values, unlike the amounts set forth in the column headed, "Value Realized", have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise. There can be no assurance that the value shown will be realized.

(3)  These options are exercisable at $4.50 per share.


401(k) Plan

     Effective December 1, 1997, the Corporation established a contributory plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees (the "401(k) Plan"). Each year the Corporation determines, at its discretion, the amount, if any, of matching contributions. In 1997, 1998 and 1999, the Corporation did not make any matching contributions. For 2000 and 2001 the Board of Directors has approved matching contributions of 100% of a participants deferral of annual compensation up to and including 6% of annual compensation.

Management Security Plan

     Effective September 1, 1992 the Board adopted a plan now known as the Restated Management Security Plan of Summit Bancshares, Inc. (the "Security Plan"). The purpose of the Security Plan is to provide specified benefits to a select group of management and highly compensated employees, including the Corporation's Named Executive Officers, who contribute materially to the continued growth, development and future business success of the Corporation and the Subsidiary Banks. The Security Plan, and the individual agreements established thereunder (each a "Security Plan Agreement"), are intended to be administered by the Compensation Committee as unfunded welfare benefit plans established and maintained for the participants.

     Under the Security Plan, if a participant remains an employee until his or her normal retirement date, the Corporation shall pay to the participant a retirement benefit in the amount specified in the participant's Security Plan Agreement (the "Retirement Benefit"). Payment of the Retirement Benefit under the Security Plan shall begin on the normal retirement date and will continue for one hundred eighty (180) months. If a participant continues employment beyond his or her normal retirement date, the Compensation Committee shall specify the amount of the Retirement Benefit due to the participant upon retirement, which shall not be less than the Retirement Benefit such participant would otherwise have received had the participant retired at normal retirement age.

     If a participant dies after retirement but before the applicable Retirement Benefit is paid in full, the unpaid Retirement Benefit payments to which that participant is entitled shall continue and be paid to the participant's beneficiary. No Death Benefit will be paid to the beneficiary of a participant who dies after attaining normal retirement age.

     Under the Security Plan, if a participant dies prior to attaining normal retirement age and the Security Plan is in effect at that time, the Corporation will pay a death benefit to such participant's beneficiary, provided the participant was not retired, disabled or on an authorized leave of absence at the time of death (the "Death Benefit").

     The Death Benefit is (i) a sum equal to one hundred percent (100%) of the participant's covered salary, an amount specified in the Security Plan Agreement, paid monthly for the first twelve (12) months after death, and (ii) fifty percent (50%) of the covered salary for the next one hundred eight (108) months. The payments commence on the first day of the month following the date of death.

     A participant who ceases to be an employee after enrollment in the Security Plan, unless such termination is for just cause (defined in the Security Plan as theft, fraud, embezzlement or willful misconduct causing significant property damage to the Corporation or personal injury to another employee) or has less than five (5) years of employment from date of enrollment in the Security Plan or employment, shall receive all or a pro-rated portion of the benefit of the Retirement Benefit provided in the Security Plan upon the earlier of the participant's death or attainment of normal retirement age, if the Security Plan is in effect at that time (the "Deferred Termination Benefit"). Any increase in benefit from that first established at date of entering the Security Plan would be prorated relative to the years employed under the Security Plan to the maximum years that could be served to retirement. Should a participant be terminated for just cause or not remain employed at least five (5) years from enrollment in the Security Plan, such participant will not be eligible for benefits. Mr. Norwood and Mr. Harp have met the requirement of service and are eligible to receive the full benefits. Mr. Scott's benefits are subject to proration should he leave the Corporation before retirement.

     A Security Plan Agreement may be terminated by the participant upon written notice not less than thirty (30) days prior to an anniversary date of the date of execution of the Participant's Security Plan Agreement. In such case a participant's entitlement to receive the Death Benefit will cease, but the participant will still be entitled to receive the Deferred Termination Benefit. The Security Plan may be terminated by the Corporation at any time provided thirty (30) days notice is given to the participant and provided no payment of benefits has been commenced and not completed. However, as to Mr. Norwood and Mr. Harp, the Security Plan can not be terminated, amended, modified or supplemented except by joint agreement between the Corporation and the participant.

     In the event the Corporation undergoes a change of control, as defined in the Security Plan, and the surviving corporation takes action to terminate the Security Plan or a specific Security Plan Agreement as a result of the change in control, the participant will, nevertheless, be entitled to receive the Retirement Benefit, the Death Benefit, or the Deferred Termination Benefit as described in the Security Plan.

The Corporation has entered into Security Plan Agreements with the following executive officers:




      Participant and                                               Death Benefits                Retirement
       Position as of                   Date of                     --------------                 Benefit
     December 31, 2000*                Agreement               Year 1        Years 2-10           Years 1-15
     -----------------                 ---------               ------        ----------           ----------
                                                                      (per year)                  (per year)
Philip E. Norwood                    Jan. 1,  1995            $180,500          $90,250             $72,000
 Chairman of the Board

Jeffrey M. Harp                      Jan. 1,  1995             187,300           93,650              72,000
 President

Bob G. Scott                         Sept. 1, 1995             112,000           56,000              36,000
 Executive Vice President &
  Chief Operating Officer

*Mr. Harp exited the Corporation effective January 15, 2001 and these benefits are fixed.

Amounts payable under the Security Plan shall be paid exclusively from the general assets of the employer. However, under the Security Plan, the Corporation may invest in any specific asset or fund in order to provide the means for the payment of any benefits under the Security Plan. Security Plan participants will have no interest whatsoever in any such fund or asset. The Corporation has purchased life insurance policies insuring the lives of the individual participants with the Corporation as owner, premium payor and beneficiary of each policy, in order to indemnify itself against the liability for the payment of any benefits under the Security Plan. The face or policy value of these policies are as follows:

                               Policy
Participant                    Amount
-----------                    ------
Philip E. Norwood           $  862,939
Jeffrey M. Harp              1,009,407
Bob G. Scott                   842,957

Severance Agreements

Effective October 24, 2000, the Board adopted Severance Agreements ("Agreements") with Mr. Norwood and Mr. Harp, individually. The Agreements provide certain benefits to these individuals in the event their employment is terminated for any reason other than for cause, which is fully defined in the Agreements.

In the event of termination, other than for cause, Mr. Harp would receive one years' salary. In the case of Mr. Norwood's termination, he would receive two years' salary. In addition to salary, the individuals would also continue to receive certain insurance benefits for themselves and their families plus other perquisites, the same as they were receiving prior to termination.

As a condition to receiving the salary and benefits these individuals agree to not compete with the Corporation in Tarrant County or disclose any confidential, proprietary or sensitive corporate information relating to the business of the Corporation for the period that they receive compensation from the Corporation.

Also, pursuant to a related amendment to the Management Security Plan the Corporation gave up the right to terminate, amend, modify or supplement the Security Plan as it relates to these parties.

These Agreements provide the Corporation with assurance that two of its primary executives would continue to serve as an executive of the Corporation or a successor in a change of control situation.

Board Compensation and Benefits Committee Report on Executive Compensation

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

     As of December 31, 2000, the Compensation and Benefits Committee (the "Committee") is comprised of the following non-employee members of the Board:
William W. Meadows (Chairman), Ronald J. Goldman, F.S. Gunn, Robert L. Herchert and James L. Murray. Among other duties, the Committee makes recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks.

     Compensation Philosophy. The Corporation's executive compensation policy incorporates the fundamental principle that executive compensation should be linked directly to corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives set forth the Committee's general guidelines for compensation decisions:

     - The Corporation must provide a competitive total compensation package that enables the Corporation to attract and retain key executives.

     - All of the Corporation's compensation programs must be integrated with the Corporation's annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

     - The Corporation's compensation package must include a variable component that directly links compensation with the overall performance of the Corporation, thereby expressly aligning executive compensation with the interest of shareholders.

     Elements of Executive Compensation. The Committee regularly reviews the Corporation's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. The various components of the compensation programs for executive officers are discussed below.

     (i) Base Salary. Base salary levels are largely determined through comparison with banking organizations of a size similar to the Corporation's. Surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Corporation. Actual base salaries also are intended to reflect individual performance contributions as determined through performance evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual's perceived potential with the Corporation. All executive officer base salary levels, which are reviewed annually, are considered by the Committee to be competitive and within a necessary and reasonable range.

     (ii) Performance Compensation Plan. The Board has approved Performance Compensation Plans (the "Plans") for use within the Corporation and its subsidiaries. The Plans are administered by the Committee. The objective of the Plans is to create competitive levels of compensation tied directly to the attainment of performance objectives which the Committee believes are important for achieving long-term shareholder value. The Plans reward all employees based on the attainment of certain goals of the Corporation and/or its individual subsidiaries. The executive officers of the Corporation are eligible to participate at the same level as all employees in relationship to their respective base salaries. In addition, the executive officers through a related program earn additional compensation for achievement of those goals. The Committee annually determines the executive officers eligible to participate in the supplemental program of the Plan and the potential awards to be made for various levels of achievement under the Plan. The performance goals effective for 2000 included specific goals for growth, profits, asset quality and operational productivity or return on equity. In 2000, Philip E. Norwood and Bob
G. Scott participated in the supplemental program for executive officers of the Corporation.

     All awards under the Plans are contingent on the Corporation and the subsidiaries attaining certain basic financial objectives such as return on assets and/or return on equity. For the most senior executives a portion of each years annual reward is deferred and held by the Corporation for payment at a later date. Under the Plan the deferral period is two years. The accumulated deferred payments may be reduced because of less than satisfactory performance in any one year.

     (iii) Stock Options. In 1993 the Board adopted the 1993 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified by the shareholders of the Corporation at the 1993 annual meeting. In 1997 the Board adopted the 1997 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified at the 1997 annual meeting. It is the Corporation's philosophy that awarding stock options to officers of the Corporation and the Subsidiary Banks based upon their respective positions and contributions to the Corporation's and each Subsidiary Bank's overall success will help attract and retain high quality, results-oriented professionals committed to creating long-term shareholder value. The activity for 2000 of these plans can be found in Note 12 to the Financial Statements in the Annual Report to Shareholders.

     (iv) Management Security Plan. Certain executive officers of the Corporation and its Subsidiary Banks participate in a Management Security Plan that was approved by the Board of Directors of the Corporation in 1992 and is administered by the Committee. This plan is more fully described in this proxy statement beginning on page 17.

     (v) Severance Agreement. Severance Agreements have been structured for two executive officers of the Corporation. These agreements are more fully described in this proxy statement on page 19.

     Through the programs described above, a significant portion of the Corporation's executive compensation program is linked directly to individual and corporate performance and long-term shareholder return. The Committee will continue to review all elements of executive compensation to ensure that the total compensation program, and each element therein, meets the Corporation's objectives and philosophy, as discussed above.

2000 Compensation of the Chairman of the Board

     Mr. Norwood served as the chairman of the board of the Corporation and as the chairman of the board, president and chief executive officer of Summit Community Bank, N.A. Mr. Norwood's 2000 base salary was established by the Board of the Corporation on the Committee's recommendation, which was based on a survey of peer group institutions. Mr. Norwood participates in the Performance Compensation Plan at the all employee level and the executive officer level. Based on the performance of the Corporation and/or it's subsidiaries in 2000, he earned an award of $37,711of which 45% was from the supplemental executive program. Also, 20% of the earned award is deferred for a period of two years. The award, net of the deferral and appropriate taxes, was paid in January 2001. This performance award was equal to 18% of Mr. Norwood's 2000 base salary.

     In April 1993 the Committee granted options to the executive officers of the Corporation and the Subsidiary Banks under the Stock Plan. At that time Mr. Norwood was granted an option to purchase 80,000 shares at a price of $3.00 per share (adjusted for stock splits). These options vested rateably in 1993, 1994 and 1995. The Committee based its decision on the Corporation's improved performance, including net income, return on assets, reduction in classified and non-performing assets and improved expense control. No stock options were granted to Mr. Norwood subsequent to 1993.


December 31, 2000                                 THE COMPENSATION AND BENEFITS
                                                  COMMITTEE OF THE BOARD OF
                                                  DIRECTORS

                                                  William W. Meadows, Chairman
                                                  Ronald J. Goldman
                                                  F. S. Gunn
                                                  Robert L. Herchert
                                                  James L. Murray

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee of the Board of Directors of the Corporation as it was constituted in 2000 was an officer or employee of the Corporation or any of its subsidiaries, or, except for Mr. Murray and Mr. Gunn, the retired Chairman and Vice Chairman of the Board of Directors of the Corporation, was formerly an officer of the Corporation or any of its subsidiaries or had any relationships requiring disclosure by the Corporation under Item 404 of Regulation S-K. During 2000 no executive officer of the Corporation (i) served as a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, (ii) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, or (iii) was a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Corporation.

Performance Graph

     The following graph compares the cumulative total shareholder return on the Common Stock of the Corporation with that of the CRSP Total Return Index ("Total Return") for The Nasdaq Stock Market (US) Index, a broad market index published by the Center for Research in Security Prices at the University of Chicago, and the NASDAQ Bank Stocks Index ("Bank Stock"), a bank industry stock index also published by the Center for Research in Security Prices at the University of Chicago. The comparison for each of the periods assumes that $100 was invested on December 31, 1995 in each of the Common Stock of the Corporation, the stocks included in the CRSP Total Return Index for The NASDAQ Stock Market (US) Index and the NASDAQ Bank Stocks Index. These indexes, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              AMONG THE CORPORATION, THE CRSP TOTAL RETURN INDEX
                    FOR THE NASDAQ STOCK MARKET (US) INDEX,
                       AND THE NASDAQ BANK STOCKS INDEX

                                    [GRAPH]

 At December 31,                   1995       1996       1997       1998       1999       2000
------------------------------------------------------------------------------------------------
 Summit Bancshares, Inc.          $100.00    $142.67    $267.61    $239.24    $243.38    $289.35
------------------------------------------------------------------------------------------------

 Total Return                     $100.00    $173.88    $212.96    $300.32    $558.11    $335.80
------------------------------------------------------------------------------------------------

 Bank Stocks                      $100.00    $196.77    $329.43    $327.32    $314.65    $359.27
------------------------------------------------------------------------------------------------

CERTAIN TRANSACTIONS

Loans

     Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks have deposit accounts and other transactions with the Subsidiary Banks, including loans in the ordinary course of business. All loans or other extensions of credit made by the Subsidiary Banks to officers, directors and principal shareholders of the Corporation and the Subsidiary Banks, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

     The Subsidiary Banks expect to continue to enter into such transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks.

Other Transactions

     During the year ended 2000 the Corporation and Summit Community Bank, N.A. retained Barlow & Garsek, a Professional Corporation, to perform legal services on behalf of each. Elliott S. Garsek, a director of the Corporation, is a shareholder of Barlow & Garsek. Also in 2000, the Corporation and its subsidiaries engaged Kelly, Geren & Searcy as real estate brokers or advisors on certain real estate transactions. Byron B. Searcy, a director of the Corporation, is the President and a shareholder of Kelly, Geren & Searcy.

                      ACTION TO BE TAKEN UNDER THE PROXY

     The accompanying proxy will be voted "FOR" election of the nominees for director and Proposal No. 2 unless the proxy is marked in such a manner as to withhold authority to so vote.

     The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.

                   DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than

December 20, 2001 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. It is anticipated that the next Annual Meeting of Shareholders will be held on April 16, 2002

                                ANNUAL REPORTS

     Form 10-K. A copy of the Corporation's 2000 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                            Summit Bancshares, Inc.
                                 P.O. Box 2665
                            Fort Worth, Texas 76113
                          Attention: Mr. Bob G. Scott


     2000 Annual Report to Shareholders. The Annual Report to Shareholders of the Corporation for the Fiscal Year ended December 31, 2000, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        By: /s/ Philip E. Norwood
                                           -------------------------------------
                                        Philip E. Norwood, Chairman of the Board

Fort Worth, Texas
March 14, 2001

                                   EXHIBIT A

                           STATEMENT OF AUDIT POLICY

The Audit Committee

The oversight duties of the Board of Directors in regard to financial reporting and to protecting the company's assets through internal controls shall be carried out through the Audit Committee appointed by the Board. The Committee shall consist of three or more independent members.

The independence of any nominee to this committee shall be specifically addressed by the Board of Directors. A director who has customary commercial, industrial, banking or underwriting relationships which are carried on in the ordinary course of business on an arm's-length basis may qualify for membership unless, in the opinion of the Board of Directors, such director is not independent of management or the relationship would interfere with the exercise of independent judgment as a committee member. A director serving as professional adviser, legal counsel or consultant to management, would not qualify, if in the opinion of the Board of Directors, such relationship is material to the Company, the organization represented or the director or if the director was deemed as not independent of management. A director who might qualify as a large customer as defined by banking regulations would not qualify.

It is the responsibility of the Audit Committee to retain qualified internal and external auditors to provide sufficient audit coverage in all major risk areas, to ensure adequate internal controls, to judge compliance with policies and procedures, and compliance with generally accepted accounting principles.

The Audit Committee shall be provided with sufficient resources to carry out its assigned duties and shall have access to legal counsel.

It is the duty of the holding company audit committee to coordinate the overall audit committee functions with the audit committees of the bank subsidiaries.


Internal Auditor

The internal auditor will remain independent of all line functions and report directly to the Audit Committee. The internal auditor may be a third party contractor of audit services. The auditor should have the following qualifications:

          College degree in accounting
          Obtained or in process of obtaining CPA certification
          Bank auditing experience
          Commitment to continuing education

The internal auditor will maintain independence by reporting directly to the audit committee and not performing any line duties. The duties of the internal auditor should serve as a complement to sound management decisions, a good internal control system, and external audit support.

The duties of the internal auditor include but are not limited to the following:

          Review for compliance with policies, plans, procedures, and all applicable laws and regulations, including generally accepted accounting principles.
          Determine whether the systems in place are adequate and operating properly to ensure compliance on an ongoing basis.
          Review the systems in place to safeguard assets and, in certain instances, to verify the existence of assets.
          Analyze various operations or plans to determine that they reflect the established goals of the board of directors and management.
          Perform testing in the end stage of new policy and procedure implementation to ensure that goals and objectives are met and that compliance with laws and regulations is achieved.
          Communicate the results of the internal audits, both positive and negative, to appropriate levels of management and the audit committee. The report will include:
          - Summary of results, using ratings of "satisfactory," "needs improvement," and "unsatisfactory" to judge the condition of the area.
          -  Specific deficiencies.
          -  Recommendations for corrective action.
          -  Timetable for correction

A follow-up report is required (unless it is a part of the original report), which must include an acknowledgment and response from the area manager, within an appropriate time. Corrective follow-up of deficiencies will continue until all matters are resolved.

          Participate on a consultative basis in the planning stages of new policies, procedures, and control systems for new product offerings and for new laws and regulations affecting operations, to offer input on strengthening control and compliance factors.
          Review procedures, as set forth in Schedule A to Appendix A of 12 CFR 363,, to test the extent of compliance with the Designated Laws as required by FDIA section 36(e)(1) and (2). (The Designated Laws include loans to insiders and dividend restrictions.) This review will be completed in cooperation with Compliance Auditor of the Company and the Company's independent accountants.

The internal auditor will coordinate the work of the internal audit function with that performed by external auditors to ensure adequate audit coverage and to minimize the duplication of audit efforts.

The internal auditor will consult with the external auditors to establish and maintain sufficient scope and audit frequency of all major risk areas.

The internal audit schedules will be rotating, although an element of surprise should be maintained. Risk-based auditing assessment and schedule management will be used. The schedule should not be available to anyone within the bank. The following areas will be audited within every 12-month period:

          Loans (all areas and reserve)
          Deposits
          Investments
          Electronic data processing
          Capital
          Accounting
          Correspondent bank accounts
          Operations (proof, cash, tellers, note cage)
          Off-balance sheet - accounting and reporting

The scope of the audit will be left to the discretion of the internal auditor. The scope should be sufficient to test:

          Compliance with adopted policies and procedures
          Appraisal of soundness and adequacy of accounting, operating, and administrative controls
          Detection of irregularities from proof detail and reconcilements

The internal auditor will be responsible for developing policies and procedures to guide internal audit staff in the audit of various areas of the bank. The internal auditor will also develop checklists, questionnaires, and flow charts to aid the internal audit staff.

It is a requisite that the internal auditor have access to any area or records required. He or she will maintain control of those records until such time as the audit is completed and will maintain sufficient work papers to verify scope and deficiencies and to support conclusions. Work papers may be provided to external auditors, regulators, and the audit committee if requested.


External Auditors

The board of directors and management of the Company take responsibility for the financial statements of the Company. The Audit Committee will engage external auditors to perform an annual audit and to render an opinion on the financial statements based on their audit.

An engagement letter will be obtained and must be sufficient in scope to render an opinion on the consolidated financial statements.

An external auditor will be chosen that participates in a peer review consistent with the American Institute of Certified Public Accountants (AICPA) standards. Prior to engaging an external auditor, it must be verified that the external audit firm has met the general qualifications, the terms of independence, and a review by a peer committee, per AICPA standards and the standards of independence as set forth by Independence Standards Board.

An outside independent audit will be performed on an annual basis. After the audit is performed, the external auditors are to issue a report containing their opinion of whether the financial statements fairly present in all material respects the financial position of the Company and the results of its operations and of its cash flow for the fiscal year, in conformity with GAAP. Should management desire a second opinion about any accounting issue, the Audit Committee must be notified immediately.

The directors of the Company will also require that the external auditors provide at the conclusion of the independent audit a management letter, if appropriate.

If a management letter, or any document prepared by the external auditor that contains significant suggestions or recommendations regarding the Company's financial statements and reporting, is received from the external auditor, a copy of this document must be made available to the Audit Committee as soon as possible.

All findings of the outside independent audit will be reported directly by the external auditors to the audit committee and the board of directors, as appropriate.

The external auditor may be engaged to provide support in scope and methodologies for the internal auditor. Such assistance will pertain to the establishment of stronger internal controls and audits of management information systems, in addition to consulting on the establishment of operating policies and procedures.

The independence of the external auditor is also vital. Therefore, the board will require the following to ensure that the external auditor's independence is not impaired:

          The company will not extend unsecured credit to the external auditor's firm or individuals employed by that firm.
          At no time will external auditors make management decisions.
          Members of the external audit firm must not hold stock in the Company.

Compliance Officer

The Board of Directors shall designate an officer of the corporation to serve as the Corporate Compliance Officer. The duties of the Compliance Officer shall include the following:

    1. Conduct compliance audits to ensure procedures are in place and being followed that result in compliance with regulatory requirements of consumer credit and deposit accounts. Report findings to management and make suggestions of corrective action, when needed.

    2. Establish and maintain an ongoing program of compliance training for all employees, where appropriate.
    3. Assist in updating and reviewing bank policies and procedures in light of regulatory changes, internal audits, and examinations by the Comptroller of the Currency.
    4. Monitor the Bank's CRA compliance and community involvement activities along with consumer complaints.
    5. Assist in establishing and maintaining record keeping procedures in regards to compliance.
    6. Assist bank personnel during examinations by the Comptroller of the Currency and monitor implementation of needed corrective action.
    7. Continue with regulatory education to maintain proficient knowledge to assist employees and officers in research.

The compliance audits will be completed in a timely manner. The following areas will be audited every 12 months:

 . Deposits & Wires
 . CRA & Fair Lending
 . Lending (Consumer, Real Estate, Open End)
 . Marketing/Advertising
 . Financial Record-keeping
 . Non-Deposit Investments
 . Reg. O (Lending Limits and Insider Lending)
 . Safe Deposit Boxes
 . Network Banking
 . Privacy Policy
 . Web Sites


The scope of the audits should be sufficient to test compliance with bank policies and procedures and to detect areas where training is needed.

The Compliance Officer shall have unrestrained access to the Audit Committee which shall serve also as a Compliance Committee. The Committee should be contacted immediately on any matter that might be deemed urgent.

The Compliance Officer shall have unrestrained access to all areas within the bank to complete the audits and have the full cooperation of employees when needed.

The Compliance Officer shall submit examination reports directly to the appropriate bank officers and concurrently send copies to the Audit Committee.

Management Reporting Responsibilities

The Company will submit to its primary regulator audited consolidated financial statements prepared in accordance with generally accepted principles (GAAP).

A management report signed by the Company's chief financial officer will be prepared as of the end of the most recent fiscal year. It will contain a statement regarding the following management responsibilities:

          Preparation of the Company's annual financial statement. Establishment and maintenance of adequate internal controls and procedures for financial reporting, including a description of the activities the controls encompass.
          Compliance with the laws and regulations relating to safety and soundness that are designated by the Company's primary regulators.

                            SUMMIT BANCSHARES, INC.
    Proxy Solicited on Behalf of the Board of Directors of the Corporation
                      For Annual Meeting of Shareholders
                                April 17, 2001


     The undersigned hereby constitutes and appoints James L. Murray, F. S. Gunn and Elliott S. Garsek, and each of them, proxies with full power of substitution to vote, as directed below, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 12, 2001, at the Annual Meeting of Shareholders to be held at Fort Worth Botanic Gardens, 3220 Botanic Garden Boulevard, Fort Worth, Texas, at 3:30 p.m. on April 17, 2001, and at any adjournment or adjournments thereof.

     1. ELECTION OF DIRECTORS - Nominees: D. Jerrell Farr, Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, Robert L. Herchert, Jay J. Lesok, William W. Meadows, James L. Murray, Philip E. Norwood, Byron B. Searcy and Roderick D. Stepp.

          MARK ONLY ONE BOX   [_] VOTE FOR all nominees listed above, except
                                  vote to be withheld from the following
                                  nominees, if any:

                              __________________________________________________
                              [_] VOTE TO BE WITHHELD from all nominees

     2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation for the fiscal year ending December 31, 2001, as described in PROPOSAL NO. 2 of the Proxy Statement dated March 14, 2001.
          FOR ____ AGAINST ____ ABSTAIN ____

     3. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
          FOR ____ AGAINST ____ ABSTAIN ____







THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ABOVE, "FOR" PROPOSAL NO. 2, AND, IN THE DISCRETION OF THE PERSONS DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of them, or their substitutes may do by virtue hereof. In addition, receipt of the 2000 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 14, 2001, is hereby acknowledged.

SHARES OF COMMON STOCK: _________              DATED: ______________, 2001

Please date this proxy and sign your name
exactly as it appears hereon, and mail today.
Where there is more than one owner, each
should sign. When signing as an attorney,
administrator, executor, guardian, or trustee,
please add your title as such. If executed by
a corporation, this proxy should be signed by
a duly authorized officer.                     _________________________________
                                               Signature of Shareholder(s)

                                               _________________________________
                                               Street Address

                                               _________________________________
                                               City          State      Zip Code



        NOTE: I ___ WILL ___ WILL NOT ATTEND THE SHAREHOLDERS MEETING
                               ON APRIL 17,2001.